UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 29, 2008 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

2008 Cost of Capital Proceeding

On May 29, 2008, the California Public Utilities Commission (CPUC) adopted a uniform multi-year cost of capital mechanism for PG&E Corporation’s subsidiary, Pacific Gas and Electric Company (Utility), and the other two California investor-owned electric utilities that will replace the annual cost of capital proceeding.  Under the adopted mechanism, the utilities are required to file full cost of capital applications by April 20 of every third year, beginning on April 20, 2010.

Under the decision, the Utility’s 2008 cost of capital (including an 11.35% return on equity) will be maintained through 2010, unless the automatic adjustment mechanism described below is triggered. The Utility’s 2008 capital structure (including a 52% equity component) is authorized through 2010.  The decision permits the utilities to apply for an adjustment to either the cost of capital or the capital structure sooner based on extraordinary circumstances.

The cost of capital mechanism uses an interest rate index, the 12-month October through September average of the Moody's Investors Service (“Moody's”) Aa utility bond index (for utilities rated AA or higher) or the Moody’s Baa utility bond index (for utilities rated BBB or lower), to trigger changes in the authorized cost of debt, preferred stock, and equity.  In any year in which the 12-month October through September average for the applicable index increases or decreases by more than 100 basis points (the “deadband”) from the benchmark, the cost of equity will be adjusted by one-half of the difference between the applicable 12-month average and the benchmark.  In addition, if the mechanism is triggered, the costs of long-term debt and preferred stock will be adjusted to reflect the actual August month-end embedded costs in that year and forecasted interest rates for variable long-term debt and any new long-term debt and preferred stock forecasted to be issued in the coming year.  Finally, the 12-month October through September average of the applicable index which triggered the adjustment will become the new benchmark.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: May 29, 2008	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: May 29, 2008	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary